Supplement to prospectus dated October 1, 2007

Please note that the T. Rowe Price Emerging Markets Bond Fund and T. Rowe Price International Bond Fund have been added to the list of fixed income funds in which each Retirement Fund can invest. Initial investments in these funds will not begin until after August 15, 2008, depending on market conditions. As set forth in the prospectus, a percentage of each Retirement Fund`s portfolio is allocated to the fixed income asset class. The addition of these two funds will not change the allocation to the fixed income asset class by each Retirement Fund except for shifts according to its predetermined "glide path" or due to tactical decisions to overweight or underweight fixed income securities. Normally, it is expected that 70% of each Retirement Fund`s fixed income allocation will be made to the New Income Fund and the remaining 30% will be divided equally among the Emerging Markets Bond, High Yield, and International Bond Funds. These allocations could vary based on market conditions and outlook.

The Emerging Markets Bond Fund seeks to provide high income and capital appreciation by investing in government and corporate debt securities of emerging nations. The International Bond Fund seeks to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated bonds outside the U.S.

The tables under the subheading "What is each fund`s principal investment strategy?" in Section 1 and the table entitled "Description of Underlying Funds" in Section 3 of the prospectus are hereby revised accordingly.

The date of this supplement is July 1, 2008.

C16-042 7/1/08